UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-03101
CALVERT MANAGEMENT SERIES
(Exact name of registrant as specified in charter)
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)
William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31
Date of reporting period: Fiscal quarter ended September 30, 2014

Item 1. Schedule of Investments.

CALVERT TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2014

MUNICIPAL OBLIGATIONS - 100.4%	PRINCIPAL AMOUNT	VALUE
Alabama - 1.6%
Montgomery Alabama GO Bonds, 5.00%, 2/1/25	$2,000,000	$2,273,760

California - 4.1%
Calexico California Financing Authority Revenue Bonds, 5.00%, 4/1/30	1,000,000	1,124,680
California GO Bonds:
3.75%, 10/1/37	2,000,000	2,005,440
5.00%, 4/1/43	1,000,000	1,114,160
California Pollution Control Financing Authority Revenue Bonds, 1.65%, 7/1/31 (mandatory put, 5/1/17 @ 100) (r)	1,000,000	1,000,830
Long Beach California Unified School District GO Bonds, Zero Coupon, 8/1/25	1,000,000	701,900
		5,947,010

Colorado - 1.7%
Board of Governors of Colorado State University System Enterprise Revenue Bonds, 5.00%, 3/1/29	1,000,000	1,231,370
Regional Transportation District Colorado Sales Tax Revenue Bonds, 5.00%, 11/1/32	1,000,000	1,240,990
		2,472,360

Connecticut - 2.5%
Connecticut Health & Educational Facility Authority Revenue Bonds:
5.00%, 7/1/35	1,015,000	1,045,399
4.85%, 7/1/37	1,360,000	1,478,551
5.05%, 7/1/42	1,000,000	1,094,510
		3,618,460

District Of Columbia - 2.5%
Metropolitan Washington DC Airport Authority System Revenue Bonds, 5.00%, 10/1/25	3,250,000	3,561,512

Florida - 8.9%
Highlands County Florida Health Facilities Authority Revenue Bonds:
18.495%, 11/15/32 (r)	2,060,000	2,195,507
5.625%, 11/15/37 (r)	1,080,000	1,254,139
Miami-Dade County Florida Aviation Revenue Bonds, 5.00%, 10/1/41	2,500,000	2,731,475
Miami-Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,511,780

Miami-Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	600,000	600,006
Miami-Dade County Florida Professional Sports Franchise Facilities Tax Revenue Bonds, 5.25%, 10/1/30 (escrowed to maturity)	2,675,000	3,451,338
		12,744,245

Georgia - 1.5%
Cobb County Georgia Development Authority Revenue Bonds, 1.875%, 4/1/33 (mandatory put, 10/1/19 @ 100) (r)	1,000,000	1,000,000
Georgia GO Bonds, 4.50%, 7/1/28	1,000,000	1,137,700
		2,137,700

Hawaii - 0.8%
Honolulu City and County Hawaii GO Bonds, 5.00%, 12/1/34	1,000,000	1,143,600

Illinois - 2.5%
Cook County Illinois GO Bonds, 4.00%, 11/15/29	500,000	515,390
Illinois GO Bonds, 4.375%, 4/1/34	2,000,000	2,023,280
St. Charles Illinois GO Bonds, 4.00%, 12/1/34	1,000,000	1,037,380
		3,576,050

Iowa - 0.8%
Iowa SO Revenue Bonds, 5.00%, 6/15/27	1,000,000	1,164,400

Kansas - 1.6%
Kansas Development Finance Authority Hospital Revenue Bonds:
5.50%, 11/15/29	1,000,000	1,134,680
5.75%, 11/15/38	1,000,000	1,132,750
		2,267,430

Louisiana - 1.4%
Jefferson Parish Louisiana Industrial Development Board, Inc. Revenue VRDN, 0.40%, 6/1/24 (r)†	500,000	500,000
Louisiana Public Facilities Authority Revenue Bonds, 5.25%, 11/1/17	1,340,000	1,477,136
		1,977,136

Maine - 2.7%
City of Old Town Maine Solid Waste Disposal Revenue VRDN, 0.24%, 12/1/24 (r)†	3,900,000	3,900,000

Massachusetts - 3.9%
Boston Massachusetts Water & Sewer Commission Revenue Bonds, 5.00%, 11/1/30	1,000,000	1,150,800
Massachusetts Health & Educational Facilities Authority Revenue Bonds, 5.00%, 7/15/36	3,040,000	3,143,360
The Massachusetts Clean Water Trust Revenue Bonds, 5.25%, 8/1/29	1,000,000	1,295,730
		5,589,890

Mississippi - 3.5%
Mississippi Business Finance Corp. Revenue Bonds, 1.375%, 3/1/27 (mandatory put, 3/1/17 @ 100) (r)	400,000	399,928

Prentiss County Mississippi Industrial Development Revenue VRDN, 0.65%, 10/1/17 (r)†	4,600,000	4,600,000
		4,999,928

Missouri - 1.2%
Kansas City Missouri GO Bonds, 4.50%, 2/1/24	1,500,000	1,721,910

New Jersey - 5.2%
Essex County New Jersey Improvement Authority Revenue Bonds, 5.25%, 12/15/21	3,280,000	3,979,296
New Jersey Transportation Trust Fund Authority Revenue Bonds, 5.25%, 12/15/23	1,830,000	2,138,776
Ocean County New Jersey Utilities Authority Wastewater Revenue Bonds, 5.25%, 1/1/26	1,000,000	1,272,750
		7,390,822

New Mexico - 3.1%
New Mexico Hospital Equipment Loan Council Revenue Bonds, 5.125%, 8/1/35	4,010,000	4,432,614

New York - 5.3%
City of New York NY GO Bonds:
Series D-1, 5.00%, 8/1/26	1,000,000	1,178,190
Series G, 5.00%, 8/1/26	2,000,000	2,374,120
New York State Dormitory Authority Revenue Bonds:
5.00%, 12/15/26	1,000,000	1,197,790
5.00%, 8/15/29	1,000,000	1,160,110
5.00%, 3/15/37	1,430,000	1,554,110
New York State Environmental Facilities Corp. Solid Waste Disposal Revenue Bonds, 2.75%, 7/1/17 (r)	200,000	210,568
		7,674,888

North Carolina - 3.7%
Columbus County North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue Bonds, 5.70%, 5/1/34	1,000,000	1,108,580
North Carolina Medical Care Commission Revenue Bonds, 5.00%, 6/1/42	3,700,000	4,179,372
		5,287,952

Ohio - 6.1%
Cincinnati Ohio City School District GO Bonds, 5.25%, 12/1/30	2,000,000	2,514,320
Montgomery County Ohio Revenue Bonds, 5.00%, 5/1/39	2,500,000	2,688,250
Ohio GO Bonds, 4.00%, 3/15/27	1,000,000	1,084,600
Ohio State University Revenue Bonds:
5.00%, 12/1/29 (escrowed to maturity)	85,000	110,559
5.00%, 12/1/29 (unrefunded portion)	1,915,000	2,394,918
		8,792,647

Pennsylvania - 2.6%
Allegheny County Pennsylvania GO Bonds, 5.00%, 12/1/33	1,000,000	1,132,870
Bucks County Pennsylvania IDA Revenue Bonds, 1.375%, 12/1/22 (mandatory put, 2/1/17 @ 100) (r)	250,000	250,243

Mount Lebanon Pennsylvania School District GO Bonds, 5.00%, 2/15/27	2,000,000	2,288,780
		3,671,893

Rhode Island - 2.4%
Rhode Island Clean Water Finance Agency Revenue Bonds:
5.00%, 10/1/30	1,000,000	1,175,740
5.00%, 10/1/31	1,000,000	1,170,530
Rhode Island GO Bonds, 4.00%, 8/1/24	1,000,000	1,101,880
		3,448,150

Texas - 19.2%
Arlington Texas Higher Education Finance Corp. Revenue Bonds:
5.00%, 8/15/33	1,460,000	1,691,673
5.00%, 8/15/34	1,300,000	1,501,513
Bexar County Texas GO Bonds, 5.00%, 6/15/35	3,000,000	3,421,410
Dallas/Fort Worth Texas International Airport Revenue Bonds:
5.00%, 11/1/36	500,000	550,190
5.00%, 11/1/38	1,000,000	1,060,720
El Paso County Texas GO Bonds, 5.00%, 2/15/32	1,000,000	1,116,320
Harris County Texas Flood Control District Revenue Bonds, 5.00%, 10/1/27	3,450,000	4,037,466
Hidalgo County Texas Drain District No 1 Bonds, 5.00%, 9/1/25	3,010,000	3,431,490
Longview Texas Independent School District GO Bonds, Zero Coupon, 2/15/18	500,000	483,735
New Hope Cultural Education Facilities Corp. Revenue Bonds, 5.00%, 4/1/46	250,000	269,590
North East Texas Independent School District GO Bonds:
5.25%, 2/1/26	1,000,000	1,271,370
5.25%, 2/1/35	3,345,000	4,411,720
Port of Houston Texas Tax Authority GO Bonds, 5.00%, 10/1/35	1,830,000	2,104,994
Texas Transportation Commission State Highway Fund Revenue Bonds:
4.375%, 4/1/25 (prerefunded 4/01/16 @ 100)	1,290,000	1,369,258
4.375%, 4/1/25 (unrefunded portion)	710,000	749,149
		27,470,598

Vermont - 3.1%
University of Vermont and State Agriculture College Revenue Bonds, 5.00%, 10/1/23	1,000,000	1,048,270
Vermont Educational & Health Buildings Financing Agency Revenue Bonds, 5.00%, 10/31/46	1,000,000	1,068,650
Vermont GO Bonds:
5.00%, 8/15/20	1,000,000	1,173,150
4.50%, 7/15/26	1,000,000	1,098,960
Vermont HFA Revenue Bonds, 5.35%, 5/1/36	50,000	50,932
		4,439,962

Virgin Islands - 0.8%
Virgin Islands Public Finance Authority Revenue Bonds:
5.25%, 10/1/15	1,000,000	1,002,610
4.25%, 10/1/29	200,000	201,836
		1,204,446

Virginia - 3.2%

Loudoun County Virginia Sanitation Authority Revenue Bonds, 5.00%, 1/1/27	1,725,000	1,995,756
Sussex County Virginia IDA Revenue Bonds, 2.375%, 6/1/28 (mandatory put, 5/1/19 @ 100) (r)	1,500,000	1,510,305
Virginia Public School Authority Revenue Bonds, 4.00%, 8/1/27	1,000,000	1,092,780
		4,598,841

Washington - 3.9%
Washington Economic Development Finance Authority Revenue Bonds, 2.125%, 6/1/20 (r)	1,000,000	1,001,390
Washington GO Bonds:
5.00%, 2/1/23	1,000,000	1,151,620
5.00%, 1/1/28	3,090,000	3,456,072
		5,609,082

Wisconsin - 0.6%
Grafton Wisconsin IDA Revenue VRDN, 0.31%, 12/1/17 (r)†	800,000	800,000

Total Municipal Obligations (Cost $133,122,344)		143,917,286

TOTAL INVESTMENTS (Cost $133,122,344) - 100.4%		143,917,286
Other assets and liabilities, net - (0.4%)		(604,858)
NET ASSETS - 100%		$143,312,428

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Sold:
10 Year U.S. Treasury Notes	30	12/14	$3,739,219	$33,236
30 Year U.S. Treasury Bonds	115	12/14	15,859,219	250,492
Total Sold				$283,728

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

† The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.

Abbreviations:
GO: General Obligation
HFA: Housing Finance Agency/Authority
IDA: Industrial Development Agency/Authority
SO: Special Obligation
VRDN: Variable Rate Demand Notes

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

CALVERT UNCONSTRAINED BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2014

ASSET-BACKED SECURITIES - 5.1%	PRINCIPAL AMOUNT	VALUE
Carnow Auto Receivables Trust, 4.33%, 11/15/17 (e)	$250,000	$252,500
GMAT Trust, 3.72%, 2/25/44 (e)(r)	219,790	220,383
Sierra Timeshare Receivables Funding LLC, 2.39%, 11/20/29 (e)	32,576	32,869

Total Asset-Backed Securities (Cost $505,375)		505,752

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 1.8%
Fannie Mae Connecticut Avenue Securities:
1.11%, 5/25/24 (r)	93,723	92,247
2.755%, 5/25/24 (r)	100,000	92,661

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $185,280)		184,908

CORPORATE BONDS - 1.0%
Michaels FinCo Holdings LLC / Michaels FinCo, Inc., 7.50%, 8/1/18 (e)	100,000	101,750

Total Corporate Bonds (Cost $102,000)		101,750

TOTAL INVESTMENTS (Cost $792,655) - 7.9%		792,410
Other assets and liabilities, net - 92.1%		9,223,345
NET ASSETS - 100%		$10,015,755

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Management Series (the "Trust"), formerly known as Calvert Tax-Free Reserves, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust is comprised of two separate funds. Calvert Tax-Free Bond Fund (“Tax-Free Bond”) and Calvert Unconstrained Bond Fund (“Unconstrained Bond”) are each registered as a non-diversified fund. The operations of each fund are accounted for separately. Tax-Free Bond offers one class of shares of beneficial interest - Class A shares. Unconstrained Bond, which commenced operations on September 30, 2014, offers four classes of shares of beneficial interest – Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Trust’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Trust uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Trust to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee's fair valuation determinations are subject to review, approval, and ratification by the Trust's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Trust’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Trust's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or, if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Trust may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, no securities were fair valued in good faith under the direction of the Board.

The following tables summarize the market value of the Trust’s holdings as of September 30, 2014, based on the inputs used to value them:

Tax-Free Bond	Valuation Inputs
Investments in Securities *	Level 1	Level 2	Level 3	Total
Municipal obligations	-	$143,917,286	-	$143,917,286
TOTAL	-	$143,917,286	-	$143,917,286
Other financial instruments**	$283,728	-	-	$283,728

* For a complete listing of investments, please refer to the Schedule of Investments.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

There were no transfers between levels during the quarter ended September 30, 2014.

Unconstrained Bond	Valuation Inputs
Investments in Securities *	Level 1	Level 2	Level 3	Total
Asset-backed securities	-	$505,752	-	$505,752
Collateralized mortgage-backed obligations	-	184,908	-	184,908
Corporate debt	-	101,750	-	101,750
TOTAL	-	$792,410	-	$792,410

* For a complete listing of investments, please refer to the Schedule of Investments.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

There were no transfers between levels during the quarter ended September 30, 2014.

Futures Contracts: Tax-Free Bond may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. Tax-Free Bond may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. Unconstrained Bond may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations. The Trust may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Trust. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Trust's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Trust. During the period, the Tax-Free Bond used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the fund. The Trust’s futures contracts at period end are presented in the Schedule of Investments.

During the nine month period ended September 30, 2014, Tax-Free Bond invested in 5 year and 10 year U.S. Treasury Notes futures and 30 year U.S. Treasury Bond futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 17 contracts and $646,346 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes to Schedules of Investments.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Trust on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Trust’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Trust intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Trust’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Trust’s financial statements. A Trust’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Tax-Free Bond purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service will agree with this opinion. In the event the Internal Revenue Service determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

Redemption Fee: Tax-Free Bond charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the fund.

NOTE B — TAX INFORMATION

The following tables present the cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) at September 30, 2014, and net realized capital loss carryforwards as of December 31, 2013 with expiration dates, where applicable:

	Tax-Free Bond	Unconstrained Bond
Federal income tax cost	$133,067,707	$792,655
Unrealized appreciation	$10,909,438	$377
Unrealized (depreciation)	(59,859)	(622)
Net appreciation (depreciation)	$10,849,579	($245)

CAPITAL LOSS CARRYFORWARDS
Tax-Free Bond
EXPIRATION DATE:
December 31, 2014     ($8,160,996)
December 31, 2015     (4,279,054)
December 31, 2016     (565,078)
December 31, 2018     (6,629,505)

NO EXPIRATION DATE:
Short-term         ($35,075)
Long-term         (463,095)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. Tax-Free Bond’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

Item 2. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 14a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 3. Exhibits.

    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 260.30a-2(a)).

Filed herewith.

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MANAGEMENT SERIES

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:    November 26, 2014

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

    /s/ Barbara J. Krumsiek
    Barbara J. Krumsiek
    President -- Principal Executive Officer
Date:    November 26, 2014

    /s/ Robert J. Enderson
    Robert J. Enderson
    Assistant Treasurer -- Principal Financial Officer
Date:    November 26, 2014